                                  Exhibit 4.1

NUMBER        THESE SHARES REPRESENT A 1X20 REV SPLIT EFF 12/24/97       SHARES
         RA


                          ROYAL ACCEPTANCE CORPORATION

                                                                INCORPORATED
                                                             UNDER THE LAWS OF
                                                             THE STATE OF NEW
                                                          JERSEY SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

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                                  COMMON STOCK
                                                                CUSIP 78004R 201
THIS CERTIFIED THAT:




IS THE OWNER OF


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         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE
EACH OF

                          ROYAL ACCEPTANCE CORPORATION

       transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New Jersey, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED:

                                          OLDE MONMOUTH STOCK TRANSFER CO., INC.
                       MEMORIAL PARKWAY, SUITE 101, ATLANTIC HIGHLANDS, NJ 07716

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFT MIN ACT - ........Custodian.......
TEN ENT - as tenants by the entireties                                   (Cust)         (Minor)
JT TEN - as joint tenants with right of
               survivorship and not as tenants                              Act.................
               in common                                                          (State)


      Addition abbreviations may also be used though not in the above list.

            For Value Received, __________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------



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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING SIP CODE, OR ASSIGNEE)


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Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________


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       NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS
       WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OR A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.